UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2007

SUBURBAN PROPANE PARTNERS, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14222 (Commission File Number)	22-3410353 (IRS Employer Identification No.)

240 Route 10 West, Whippany, New Jersey (Address of Principal Executive Offices)	07981 (Zip Code)

(973) 887-5300
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) On and effective as of July 31, 2007, the Board of Supervisors of Suburban Propane Partners, L.P. (the “Partnership”), amended the Third Amended and Restated Agreement of Limited Partnership of the Partnership to permit the use of a book-entry (certificate-less) system to represent the Partnership’s Common Units. This amendment was necessary in order for the Partnership to comply with a new requirement of the New York Stock Exchange, upon which its Common Units are listed.

The text of the amendments are filed as an exhibit to this Current Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

3.1	Text of July 31, 2007 Amendments to Third Amended and Restated Agreement of Limited Partnership of Suburban Propane Partners, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUBURBAN PROPANE PARTNERS, L.P.
	By:	/s/ PAUL ABEL
	Name:	Paul Abel
	Title:	General Counsel & Secretary
Date: August 2, 2007